EXHIBIT 10.36
THIRD AMENDMENT TO
AMENDED AND RESTATED
CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of July 15, 2005 among NEWPARK RESOURCES, INC., a Delaware corporation (“Newpark”), each of the other Borrowers signatory hereto (collectively with Newpark, “Borrower” or “Borrowers”); the other Loan Parties signatory hereto; JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), for itself, as Lender, and as agent for Lenders (in such capacity, the “Agent”); and the other Lenders signatory hereto.
     WHEREAS, Borrowers, Loan Parties, Agent and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of February 25, 2004, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 26, 2004 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 10, 2005 (as further amended, restated or modified from time to time, the “Credit Agreement”);
     WHEREAS, Newpark has previously informed Agent that it has entered into an agreement to purchase all of the issued and outstanding Capital Stock of OLS Consulting Services, Inc., a Louisiana corporation (“OLS”), pursuant to that certain Stock Purchase Agreement, dated as of March 22, 2005 (“Purchase Agreement”), by and among Newpark, Ores Paul Seaux, Luci P. Seaux, Kenneth Paul Seaux (collectively, “Sellers”) and OLS as acknowledged by H. Kenneth Lefoldt, Jr., the Chapter 11 Trustee (“Chapter 11 Trustee”) in the Loma Bankruptcy (the “OLS Acquisition”).
     WHEREAS, Newpark has advised Agent that the OLS Acquisition was consummated on April 18, 2005.
     WHEREAS, pursuant to the foregoing, Newpark previously requested that the Required Lenders consent to the OLS Acquisition, and subject to the terms and conditions precedent and subsequent set forth in that certain letter agreement dated April 18, 2005, among Agent, Newpark, the other Borrowers and Loan Parties and Required Lenders, the Required Lenders consented to waive those certain violations of the Credit Agreement which otherwise may have arisen from the consummation of the OLS Acquisition (the “Consent”).
     WHEREAS, Newpark has further previously advised Agent that OLS owns a 51% membership interest in The Loma Company, L.L.C., a Louisiana limited liability company (“Loma”), the remaining 49% of which is owned by Newpark Holdings, Inc. (“Holdings”) and that, in connection with the OLS Acquisition and the settlement of all
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disputes in connection therewith by and among Newpark, Soloco, L.L.C., OLS, Holdings, the Sellers, Chapter 11 Trustee, and the other parties to that certain Agreement of Mutual Receipt and Release of all Claims, dated effective as of April 18, 2005, the parties agreed to dismiss the Chapter 11 bankruptcy proceeding filed by Loma on August 11, 2004 (the “Loma Bankruptcy”) in the United States Bankruptcy Court for the Western District of Louisiana (the “Bankruptcy Court”).
     WHEREAS, an Agreed Order (1) Approving Trustee’s Settlement and Release of Claims of the Estate Under Stock Purchase Agreement Pursuant to Bankruptcy Rule 9019 and (2) Dismissing Chapter 11 Case relating to the Loma Bankruptcy was agreed and approved by respective counsel of each of the Chapter 11 Trustee, Newpark, Holdings, Soloco, L.L.C., OLS, Bank One, N.A., J.P. Morgan Trust Company, N.A. and Sellers, which Agreed Order was signed and entered by Gerald H. Schiff, United States Bankruptcy Judge on April 22, 2005 (“Agreed Order”).
     WHEREAS, pursuant to the terms of the Consent, Newpark is to cause each of OLS and Loma to be joined as “Borrowers” under the Credit Agreement.
     WHEREAS, Borrowers, Loan Parties, Lenders and Agent desire to amend the Credit Agreement to allow and provide for the foregoing and certain matters, all as hereinafter set forth.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
Definitions
     Section 1.01 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Credit Agreement, as amended hereby.
ARTICLE II
Amendments
     Section 2.01 Amendment of Preamble. Effective as of the date hereof, the preamble of the Credit Agreement is hereby amended and restated to read as follows:
“This Amended and Restated Credit Agreement, dated as of February 25, 2004, is among Newpark Resources, Inc., a Delaware corporation, as the Company and as a Borrower, Batson Mill, L.P., a Texas limited partnership, Dura-base Nevada, Inc., a Nevada corporation, Excalibar Minerals Inc., a Texas corporation, Excalibar Minerals of LA., L.L.C., a Louisiana limited liability company, NES Permian Basin, L.P., a Texas limited partnership, Newpark Drilling Fluids, LLC, a Texas limited
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liability company, Newpark Environmental Services, L.L.C., a Louisiana limited liability company, Newpark Environmental Management Company, L.L.C., a Louisiana limited liability company, Newpark Environmental Services of Texas, L.P., a Texas limited partnership, Newpark Holdings, Inc., a Louisiana corporation, Newpark Texas, L.L.C., a Louisiana limited liability company, NID, L.P., a Texas limited partnership, Newpark Drilling Fluids Laboratory, Inc., a Texas corporation, SOLOCO, L.L.C., a Louisiana limited liability company, SOLOCO Texas, L.P., a Texas limited partnership, Supreme Contractors, L.L.C., a Louisiana limited liability company, Composite Mat Solutions L.L.C., a Louisiana limited liability company, Newpark Environmental Water Solutions LLC, a Delaware limited liability company, Newpark Water Technology Partners LLC, a Delaware limited liability company, OLS Consulting Services, Inc., a Louisiana corporation and The Loma Company, L.L.C., a Louisiana limited liability company, each as a Borrower, the other Loan Parties, the Lenders, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)), as an LC Issuer and as the Agent.”
     Section 2.02 Amendment of Article I. Effective as of the date hereof:
          (a) Article I of the Agreement is hereby amended by amending and restating the definition of “Borrower or Borrowers” in its entirety to read as follows:
     “‘Borrower’ or ‘Borrowers’ means, individually or collectively, jointly and severally, the Company, Batson Mill, L.P., a Texas limited partnership, Dura-base Nevada, Inc., a Nevada corporation, Excalibar Minerals Inc., a Texas corporation, Excalibar Minerals of LA., L.L.C., a Louisiana limited liability company, NES Permian Basin, L.P., a Texas limited partnership, Newpark Drilling Fluids, LLC, a Texas limited liability company, Newpark Environmental Services, L.L.C., a Louisiana limited liability company, Newpark Environmental Management Company, L.L.C., a Louisiana limited liability company, Newpark Environmental Services of Texas, L.P., a Texas limited partnership, Newpark Holdings, Inc., a Louisiana corporation, Newpark Texas, L.L.C., a Louisiana limited liability company, NID, L.P., a Texas limited partnership, Newpark Drilling Fluids Laboratory, Inc., a Texas corporation, SOLOCO, L.L.C., a Louisiana limited liability company, SOLOCO Texas, L.P., a Texas limited partnership, Supreme Contractors, L.L.C., a Louisiana limited liability company, Composite Mat Solutions L.L.C., a Louisiana limited liability company, Newpark Environmental Water Solutions LLC, a Delaware limited liability company, Newpark Water Technology Partners LLC, a Delaware limited liability company, OLS Consulting Services, Inc., a Louisiana corporation and The Loma Company, L.L.C., a Louisiana limited liability company.”
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     Section 2.03 Restatement of Certain Schedules. Effective as of the date hereof, Schedule 5.9 to the Credit Agreement is hereby amended, restated and replaced with revised Schedule 5.9 as contained in Exhibit A attached hereto.
     Section 2.04 Amendment to Certain Schedules. Effective as of the date hereof, Schedules 5.12, 5.16, 5.22, 5.23, 5.24, 5.25, 5.26, 6.21 and 6.22 of the Credit Agreement are each hereby amended by adding to the end thereof, the information set forth on each respective Schedule attached hereto as contained in Exhibit A attached hereto.
     Section 2.05 Amendment to Credit Agreement and Other Loan Documents. Effective as of the date hereof, with respect to the Credit Agreement and the other Loan Documents, all references in each such agreement to “Borrower”, “Loan Party” and “Guarantor” shall be deemed to include OLS and Loma, respectively.
ARTICLE III
Conditions Precedent
     Section 3.01 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived by Agent and Lenders:
          (a) Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, duly authorized, executed and delivered by the parties thereto, and in form and substance satisfactory to Agent and Lenders:
(i)	this Amendment;

(ii)	the Third Amendment to Pledge and Security Agreement;

(iii)	the Joinder Agreement with respect to OLS and Loma;

(iv)	the amended and restated Notes;
     (v)   (A) an opinion of the legal counsel of OLS and Loma and each other Borrower and Loan Party with respect to this Amendment, the amended and restated Notes and other such matters as Agent may require, including that the Loma Bankruptcy has been dismissed in its entirety, and that the Agreed Order entered by the Bankruptcy Court is now final and non-appealable; and (B) such other documents and instruments as Agent may require to evidence the addition of OLS and Loma as Borrowers under the Credit Agreement;
     (vi)   an incumbency certificate dated as of the date hereof from each of OLS and Loma executed by its respective Secretary or Assistant
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Secretary, which shall (A) identify by name and title and bear the signature of the Authorized Officers and any other officers of each of OLS and Loma, authorized to sign the Loan Documents to which OLS or Loma, as applicable, is a party, (B) attach, as applicable, a copy of the by-laws or operating agreement and board of directors’ or executive committee resolutions authorizing the execution, delivery and performance of the Loan Documents to which each of OLS or Loma, respectively, is a party; and (C) attach a certified copy of its articles or certificate of incorporation or certificate of organization, together with all amendments, and a certificate of good standing, each certified by the appropriate governmental officer in its jurisdiction of incorporation;
     (vii)   UCC search results, evidencing the appropriate filing and recordation of a financing statement naming Agent, for the benefit of Lenders, as Secured Party and each of OLS and Loma, respectively, as Debtor; and disclosing no liens or encumbrances filed against the Collateral other than those in accordance with the Credit Agreement or Permitted Liens;
     (viii)   certificates of dissolution (or applicable equivalent) filed in the appropriate jurisdictions in connection with the dissolution of each of (A) Chessher Construction, Inc., (B) DarCom International, L.P., and (C) Newpark Shipholding Texas, L.P.;
     (ix)   a certified copy of the Certificate of Amendment of OGS Laboratory, Inc. evidencing its name change to Newpark Drilling Fluids Laboratory, Inc. filed in the appropriate jurisdiction and the underlying requisite corporate authority approving and authorizing such action; and
     (x)   such additional documents, instruments and information as Agent or Lenders or their legal counsel may request.
          (b) The representations and warranties contained herein, in the Credit Agreement, as amended hereby, and/or in the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof, except for such representations and warranties as by their terms expressly speak as of an earlier date; and
          (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their legal counsel.
ARTICLE IV
Limited Waiver, Consents and Agreements
     Section 4.01 Limited Waiver. Loan Parties hereby acknowledge the occurrence and continuation of Events of Default in connection with (x) the previous
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dissolution of each of Chessher Construction, Inc. (“Chessher”), DarCom International, L.P. (“DarCom”), and Newpark Shipholding Texas, L.P. (“NST” and together with DarCom and Chessher, collectively, the “Dissolved Entities”) and (y) the previous name change of OGS Laboratory, Inc. to Newpark Drilling Fluids Laboratory, Inc. in violation of Sections 6.4, 6.23 and 6.25 of the Credit Agreement, as applicable, which Events of Default are hereby waived by the Lenders effective as of the effective date of this Amendment subject to the representations hereby made by the Loan Parties that the assets of each of the Dissolved Entities were transferred by operation of law with respect to Chessher, to Newpark Resources, Inc., as its parent, and with respect to DarCom and NST, to Newpark Texas, L.L.C. as the 99% holder of each partnership’s interest.
     Section 4.02 No Waiver. Except as set forth in Section 4.01 above, nothing contained in this Amendment shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between any Borrower or any Loan Party and Agent and any Lender, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by any Borrower or any Loan Party of any provision thereof shall not waive, affect or diminish any rights of Agent or Lenders to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment and any other contract or instrument between any Borrower or any Loan Party and Agent or any Lender.
     Section 4.03 Lender Consent. Effective as of the date hereof, the Lenders signatory hereto, each hereby consent and authorize Agent on behalf of the Lenders to execute that certain letter agreement consenting, in Agent’s discretion, to the transactions contemplated herein pursuant to that certain Reimbursement Agreement, dated as of May 1, 1998, among Newpark, Loma and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago) f/k/a Bank One, Louisiana, National Association, as supplemented by Rider 1 and amended by that First Amendment and Supplement to Reimbursement Agreement, dated February 1, 1999, (as further amended from time to time, the “Reimbursement Agreement”) and the other Borrower Documents (as defined in the Reimbursement Agreement).
ARTICLE V
Ratifications, Representations and Warranties
     Section 5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Additionally, each Borrower and each Loan Party each hereby ratifies and confirms their agreements under the Credit Agreement and the other Loan Documents as a Borrower and as a Loan Party, respectively, as of the Closing Date. Each Borrower and Loan Party hereby agrees that all Liens and security
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interests securing payment of the Obligations are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations, as the same may have been modified by the this Amendment and the documents executed in connection herewith.
     Section 5.02 Ratification of Guaranty. Each Guarantor hereby ratifies and confirms its guaranty to Agent and Lenders (the “Guaranty”). Each Guarantor hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Agent or Lenders under the Guaranty. Each Guarantor agrees that all references in such Guaranty to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of Borrowers to Agent and Lenders under the Credit Agreement, as amended hereby. Finally, each Guarantor hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Guaranty and shall not constitute a waiver by Agent or Lenders of any of their rights against such Guarantor.
     Section 5.03 Representations and Warranties. Each Borrower and each Loan Party hereby represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of such Borrower and such Loan Party and will not violate the certificate/articles of incorporation or other analogous formation document of such Borrower or such Loan Party or the bylaws or other analogous charter or organizational documents of such Borrower or such Loan Party, (ii) except as disclosed to Agent and Lenders in writing prior to the date hereof, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, including such representations and warranties therein that relate solely to the Closing Date, which shall be true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Loan Party is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, (iv) except as disclosed to Agent and Lenders in writing prior to the date hereof, such Borrower or such Loan Party has not amended its certificate/articles of incorporation or other analogous formation document or bylaws or other analogous charter or organizational documents since February 25, 2004 and (v) all costs and expenses required to be paid by Newpark or its Affiliates pursuant to the terms of the Dismissal Order (or any other agreement executed in connection therewith) have been paid by Newpark or its Affiliates in accordance with the terms thereof.
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ARTICLE VI
Miscellaneous
     Section 6.01 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely upon them.
     Section 6.02 Reference to Credit Agreement; Obligations. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby. Each Borrower acknowledges and agrees that its obligations under this Amendment and the Credit Agreement, as amended hereby, constitute “Obligations” as defined in the Credit Agreement and as used in the Loan Documents.
     Section 6.03 Expenses. As provided in the Credit Agreement, each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agent’s legal counsel, and all reasonable costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.
     Section 6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of each such invalid or unenforceable provision there shall be added automatically as a part of this Amendment a valid and enforceable provision that comes closest to expressing the intention of such invalid unenforceable provision.
     Section 6.05 APPLICABLE LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF
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TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     Section 6.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Lenders, Borrowers, the other Loan Parties signatory hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of each Lender.
     Section 6.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
     Section 6.08 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
     Section 6.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     Section 6.10 Release. EACH OF BORROWER AND THE OTHER LOAN PARTIES SIGNATORY HERETO HEREBY ACKNOWLEDGE THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR LENDERS. EACH OF BORROWER AND THE OTHER LOAN PARTIES SIGNATORY HERETO HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER, THEIR RESPECTIVE PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR THE OTHER LOAN PARTIES SIGNATORY HERETO MAY NOW HAVE AGAINST AGENT AND ANY LENDER, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF
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THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
     Section 6.11 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.
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     IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

NEWPARK RESOURCES, INC.,
DURA-BASE NEVADA, INC.,
EXCALIBAR MINERALS INC.,
EXCALIBUR MINERALS OF LA., L.L.C.,
NEWPARK DRILLING FLUIDS, LLC,
NEWPARK ENVIRONMENTAL SERVICES, L.L.C.,
NEWPARK ENVIRONMENTAL MANAGEMENT COMPANY, L.L.C.,
NEWPARK HOLDINGS, INC.,
NEWPARK TEXAS, L.L.C.,
NEWPARK DRILLING FLUIDS LABORATORY, INC.,
SOLOCO, L.L.C.,
SUPREME CONTRACTORS, L.L.C.,
COMPOSITE MAT SOLUTIONS L.L.C.,
NEWPARK ENVIRONMENTAL WATER SOLUTIONS LLC,
NEWPARK WATER TECHNOLOGY PARTNERS LLC,
OLS CONSULTING SERVICES, INC., and
THE LOMA COMPANY, L.L.C.

By:	/s/ John R. Dardenne

John R. Dardenne

Treasurer

BATSON MILL, L.P.,
NES PERMIAN BASIN, L.P.,
NEWPARK ENVIRONMENTAL SERVICES OF TEXAS, L.P.,
NID, L.P., and
SOLOCO TEXAS, L.P.

By: Newpark Holdings, Inc., the general partner of such entity

By:	/s/ John R. Dardenne

John R. Dardenne

Treasurer

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LOAN PARTIES:

MALLARD & MALLARD OF LA., INC., and
SHAMROCK DRILLING FLUIDS, INC.

By:	/s/ John R. Dardenne

John R. Dardenne

Treasurer

NEWPARK ENVIRONMENTAL SERVICES
MISSISSIPPI, L.P.

By: Newpark Holdings, Inc., its general partner

By:	/s/ John R. Dardenne

John R. Dardenne

Treasurer

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LENDERS:

JPMORGAN CHASE BANK, N.A.
(successor by merger to Bank One, N.A. (Main Office Chicago))
Individually, as Agent and LC Issuer

By:	/s/ J. Devin Mock

Name:	J. Devin Mock

Title:	Vice President

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FLEET CAPITAL CORPORATION, as Lender

By:	/s/ John M. Olsen

Name:	John M. Olsen

Title:

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HIBERNIA NATIONAL BANK, as Lender

By:	/s/ Cheryl Denenea

Name:	Cheryl Denenea

Title:	Vice President

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WHITNEY NATIONAL BANK, as Lender

By:	/s/ Josh Jones

Name:	Josh Jones

Title:	Assistant Vice President

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